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                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                        Class A  -  Formerly Class I
                        Class C  -  Formerly Class II
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                        SUPPLEMENT DATED JANUARY 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                            TEMPLETON AMERICAN TRUST
                                DATED MAY 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, Class I shares are designated Class A and Class II shares are designated Class C. All references in the Statement of Additional Information to Class I shares are replaced with Class A and Class II shares are replaced with Class C.

II. On October 17, 1998, the Board approved a proposal to merge the fund into Franklin Equity Fund, subject to shareholder approval. Franklin Equity Fund's Board also has approved this proposal. Franklin Equity Fund's principal investment goal is capital appreciation with a secondary goal of current income. We believe this proposed merger will benefit shareholders.

It is anticipated that in early 1999, you will receive a proxy and proxy statement requesting your vote on the proposed merger. These proxy materials will include Franklin Equity Fund's current prospectus, which we urge you to read carefully.

The fund was closed to new investors after the close of business on July 22, 1998. If you were a shareholder of record as of the close of business on July 22, 1998, you may continue to add to your account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend or capital gain distributions. The fund will waive its front-end sales charge and Contingent Deferred Sales Charge for these additional investments.

In addition, if you were a shareholder of record as of the close of business on July 22, 1998, you may exchange your shares of the fund for shares of most Franklin Templeton Funds within the same class at Net Asset Value, no matter how long you have held your shares.


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Although you may also redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the fund or to reopen your account.

III. Under "Miscellaneous Information", the following is added:

The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.


                Please keep this supplement for future reference.